November 5, 2026 Quarterly Earnings Review September 30, 2026 Exhibit 99.2

IMPORTANT INFORMATION Disclaimer Information contained in this presentation has been obtained from published and non-published sources. Such information has not been independently verified by Hyperliquid Strategies Inc (“HSI,” the “Company,” “we” or “us”), and the Company does not assume responsibility for the accuracy of such information. Without limiting the generality of the foregoing, information in this presentation regarding Hyperliquid and its operations is based on information that has been publicly disseminated by Hyperliquid, and has not been independently verified by HSI. In addition, this presentation provides references to certain third-party websites. These sites and their providers are not controlled by us, and we are not responsible for the contents or the proper operation of any linked sites. The inclusion of any reference does not imply our endorsement or our adoption of the statements therein. Except where otherwise indicated, the information in this presentation is based on matters as they exist as of the date of preparation and not as of any future date, and will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date hereof. This document is neither an offer to sell nor a solicitation to purchase any of the Company’s securities. The information and metrics included in this presentation, including, but not limited to, data on the Company’s common stock, current HYPE token holdings, HYPE token price, Adjusted Net Asset Value and other reported figures, are provided solely for informational and illustrative purposes. They do not constitute investment, financial, tax, legal, or other professional advice, nor do they represent a recommendation, solicitation, or offer to buy, sell, or hold any securities, including PURR shares or HYPE tokens. Readers should not rely on the information herein when making investment or financial decisions. All investments, particularly in volatile digital assets like HYPE, involve significant risk of loss, including the potential for total loss of principal. There is no assurance of positive returns, preservation of capital, or achievement of any particular outcome over any time period. Historical performance of HYPE tokens, the Company’s stock (PURR), or any related metrics is not indicative of future results. Market trends, token prices, and asset values can fluctuate dramatically due to factors such as volatility, regulatory changes, macroeconomic conditions, technological developments, or shifts in market sentiment. Future performance may differ materially from past results or any implied expectations. Certain metrics, such as Adjusted Net Asset Value, are non-GAAP key performance indicators (KPIs) used internally to support the Company’s Treasury Strategy; they have inherent limitations (e.g., they do not fully account for existing or future liabilities) and should not be viewed as measures of financial performance, valuation, liquidity, or investment suitability. Investors should rely exclusively on the Company’s audited financial statements and comprehensive disclosures in its SEC filings. Investing in the Company or exposure to HYPE tokens carries substantial risks, including extreme price volatility, regulatory uncertainty, liquidity constraints, counterparty risks, and other factors detailed in the Company’s public filings with the U.S. Securities and Exchange Commission (SEC). Viewers are strongly encouraged to carefully review all risk factors, forward-looking statements, and other disclosures in those SEC filings (available at www.sec.gov) before making any investment decisions.

IMPORTANT INFORMATION Disclaimer - Continued Non-GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures and non-GAAP ratios to provide supplemental information to investors and other interested persons. Management uses these non-GAAP measures and ratios as key metrics in the evaluation of the Company’s performance and the consolidated financial results. The Company believes these non-GAAP measures and ratios are useful to investors in their assessment of the Company’s operating performance. However, these measures and ratios are not prepared in accordance with GAAP nor do they have any standardized meaning under GAAP. In addition, other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, the Company’s non-GAAP financial measures and ratios may not be comparable to such similarly titled non-GAAP financial measures and ratios used by other companies. The Company cautions investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. The most directly comparable GAAP financial measures, together with a reconciliation to the non-GAAP measures, if applicable, are included with any non-GAAP financial measures or ratios used in this document.

IMPORTANT INFORMATION Forward Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company and its business that may cause its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements regarding the Company’s strategy, the Company’s ability to repurchase shares of common stock in the open market through its stock repurchase program, potential use of the Company’s equity line, the price and volatility of HYPE tokens, the macro and political conditions surrounding HYPE tokens and cryptocurrency generally, use of the Company’s cash and cash equivalents, objectives of management for future operations of HSI, the upside potential and opportunity for investors, HSI’s plans for value creation and strategic advantages, HSI’s plans to become a futures commission merchant, market size and growth opportunities, regulatory conditions, technological and market trends, the Company’s future financial condition and performance, and other expectations, intentions, strategies, assumptions or beliefs of the Company about future events, results of operations or performance or that do not solely relate to historical or current facts, as well as all other statements other than statements of historical fact included in this presentation. Factors that might cause or contribute to such a discrepancy include, but are not limited to, changes in business, market, financial, political and regulatory conditions; risks relating to HSI’s operations and business, including the highly volatile nature of the price of HYPE tokens; the risk that HSI’s stock price will be highly correlated to the price of HYPE tokens and the price of HYPE tokens may decrease; risks related to increased competition in the industries in which HSI operates; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding HYPE tokens; risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; risks that HSI experiences difficulties managing its growth and expanding operations; challenges in implementing HSI’s business plan including HYPE token-related financial and advisory services, due to operational challenges, significant competition and regulation; and those factors discussed in the final prospectus/proxy statement (File No. 333-290034) filed by HSI with the Securities and Exchange Commission (the “SEC”) on October 27, 2025, and in subsequent filings and reports made by HSI with the SEC from time to time. The Company urges you to consider these factors, risks and uncertainties carefully in evaluating the forward-looking statements contained in this presentation. All written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this presentation are made only as of the date on which they are made. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INTRODUCTION Hyperliquid Strategies: Introduction The largest publicly traded digital asset treasury (DAT) vehicle (Nasdaq: PURR) focused on accumulating HYPE — the native utility token of the Hyperliquid blockchain. Hyperliquid Strategies: the Largest Public Vehicle Accumulating HYPE Strong balance sheet: 38.9M HYPE tokens* and $245M in cash and cash-like instruments*, no debt. Disciplined treasury strategy: since public listing, raised additional $1.6B and deployed $1.6B ($1.58B to buy HYPE; $28M to buy PURR)*. Expanding Ecosystem Participation: the largest non-Foundation validator, initiating other ecosystem initiatives. Top 3 DAT: #3 largest DAT, largest treasury vehicle for any digital asset other than BTC or ETH. Hyperliquid: Infrastructure to House All Finance Infrastructure: markets for crypto, commodities, indices, and FX. Open 24/7 onchain, without intermediaries. Diversified revenue: across underlying assets, across product types, across business activities, across geographies. Superior tokenomics: buybacks create direct relation between value created and value accrual to the HYPE token. Top 6 Token: #6 largest network token, largest token to have emerged within the last five years. * All figures as of or for the period ended October 28, 2026 (as also updated on the dashboard as of the date of this presentation, November 5, 2026).

THE VISION Hyperliquid: Infrastructure to House All of Finance No intermediaries holding custody, gatekeeping access or extracting the value users create. All of finance on one open, credibly neutral system. Sources: Hyperliquid vision statement and docs (HIP-3); Hyperliquid API, TradeXYZ monthly volume by asset type; exchange data for the 2026 listings. Hyperliquid Strategies is not affiliated with Hyperliquid or the Hyper Foundation. 2023 Mainnet launch Goes live as a perpetuals exchange, built by ~11 people with no venture capital. 2024–25 Product–market fit The first exchange on Hyperliquid becomes the #1 perps venue by volume and open interest. OCT 2025 HIP‑3 goes live The same infrastructure is opened up: third parties can deploy their own markets. EARLY 2026 HIP-3 scales Equities, single stocks, gold, oil, the S&P 500 and pre‑IPO names, trading 24/7 on HIP‑3. TODAY Price discovery RWA represented 51% of all Hyperliquid volume in July 2026. PROOF OF CONCEPT • Perpetuals exchange the first market on Hyperliquid and proof the design works. • Delivered onchain order book at centralized‑exchange speed. • No private investors, no paid market makers. AN OPEN PLATFORM • HIP‑3, live since October 2025, opened the same infrastructure to third party builders. • Hyperliquid provides the exchange: order books and matching, margining, liquidations, settlement, users and liquidity. • The builder deploys the market and posts a 500,000 HYPE performance bond. INCREASING RANGE • RWA: Nasdaq‑100 in October 2025; gold, silver and single stocks by early 2026; oil, the S&P 500 and pre‑IPO names. • Outcome markets: bringing prediction markets, options and insurance onchain in a collateralized, non-leveraged way.

WHERE VALUE IS CREATED

Proven Product-Market Fit Drives Substantial Ongoing Value Generation

One of the highest fee generators in all of crypto: ~$834M of value accrued in the 12 months to September 30, 2026.

Total Economic Value ($M, quarterly)


$14
$148
$182
$324
$256
$187
$182
$208
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
Perp native
Builder code fees
Spot
Deployer fees
HIP-3 perps
Auctions
HyperEVM gas
Priority fees

3Q26 of $208M, up 14% on 2Q26. Gross of builder and deployer fee shares, $36.6M in 3Q26.

Scale & Adoption

#1
Perps DEX Volume
October 2026

#1
Perps DEX Open Interest
October 2026

>$5T
All-time Perps Volume

~$834M
Sep 30, 2026 LTM
Value Accrued

>330K
Monthly Unique Wallets
November 2026

First on-chain perps DEX to compete efficiently with centralized exchanges, combining a fully-transparent order book, high speed execution (>200K TPS), and low fees with a strong, community-focused user experience

Source: hl.eco; Hyperliquid Research Collective; DefiLlama; coinmarketman.com. Total economic value includes builder-code and deployer fee shares paid to third parties; trading fees estimated before mid-2025.

Hyperliquid Strategies Inc hypestrat.xyz 7

WHERE VALUE ACCRUES

Value Generated Accrues Seamlessly to the HYPE Token

Equity-like economics: ~99% of fees buy back HYPE, automatically and on-chain, like a share repurchase without discretion.

The Buyback Engine

1. **Traders pay fees** on every trade on the exchange.
2. **~99% go to the Assistance Fund*,** run by the protocol, not a company.
3. **The fund buys HYPE** on the open market, automatically, every day.
4. **Bought HYPE is removed from circulation,** shrinking supply, like a share repurchase.

Bought Back to Date

~48.3M
HYPE bought back (Oct 28, 2026)

~$1.4bn
spent on buybacks, at cost

99%
of fees to buybacks; no investor allocation

+ Yield
USDC reserve yield also funds buybacks (from Oct 2026)

The more the exchange earns, the more flows back into HYPE: value created and value accrued move together.

**Originally 97%; raised to 99% for certain fee categories by validator vote in Dec 2025 (85% in favor). Reserve yield: Aligned Quote Asset v2 framework, approved June 2026.*

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HYPE PERFORMANCE Driving Breakout Price Performance, HYPE Firmly a Top 10 Token Platform transforming into the liquidity layer for a wide variety of assets, with the HYPE token now ranking among the ten largest digital assets. 1 2 3 1/1/2026 3/1/2026 5/1/2026 7/1/2026 9/1/2026 Note: HYPE price in US dollars, 1 Jan to 30 Oct 2026. Outstanding supply = tokens issued, incl. locked or escrowed team and company holdings, excl. unissued emissions, reserves and burns (see slide 33); differs materially from circulating only for XRP, SOL and HYPE. Source: Tradingview.com; CoinGecko; Company calculations. 4 1 Silver spike 2 Oil spike 3 Pre-IPOs 4 Trump names Hyperliquid 5 ICE / trade[XYZ] Top 10 Network Tokens (Market Cap, $ in B) RANK PROTOCOL TOKEN LAUNCHED Outstanding 1 Bitcoin BTC 2009 $1,569 2 Ethereum ETH 2015 273 4 Binance Coin BNB 2017 93 3 XRP XRP 2012 126 5 Solana SOL 2020 62 7 TRON TRX 2017 32 6 Hyperliquid* HYPE 2024 42 8 Zcash ZEC 2016 21 9 Monero XMR 2014 11 10 Cardano ADA 2017 7 Note: Launched = mainnet or token genesis. Ranked by Outstanding market cap. HYPE TOKEN PRICE ($) 5 $1,569 273 80 93 57 22 32 21 11 7 Circulating

GOING FORWARD

Potential Regulated US Path Unlocks Large Markets

Subject to ongoing regulatory process, permissioned access would unlock very large TAMs.

Regulatory Developments and Recent Public Announcements

19 AUG 2026 · WHITE HOUSE President Trump said the CFTC Chairman is "working to bring Hyperliquid into the United States in a fully compliant and legal fashion." HYPE rose 11% on the day.

16 SEP 2026 · PAYWARD announces intention to bring onchain perpetual futures to US clients, starting on Hyperliquid.

26 OCT 2026 · HYPERLIQUID announces that Payward, Kraken's parent, intends to be the first CFTC-regulated deployer on HIP-3* markets, with Bitnomial creating and administering the markets and NinjaTrader Clearing carrying client accounts, subject to approval. HIP-3* adds an optional deployer-managed onchain allowlist, now on testnet.

29 OCT 2026 · ICE Intercontinental Exchange, owner of the NYSE, agrees to become the exclusive operator of trade[XYZ]'s regulated US markets, built on Hyperliquid, and takes a strategic stake in trade[XYZ]. Verified customers would reach the markets through FCMs that join ICE's clearing. Subject to regulatory approval.

STILL REQUIRED Regulatory approval and a launch date. HIP-3* arrives in a future network upgrade; the initial release is on testnet and specifications are preliminary.

Large TAMs, Still Early

MARKET VALUE	
Global equities	$158T
US equities	$69T
All of crypto	**$3T**
MONTHLY TRADING VOLUME · AUG 2026	
US cash equities	$19.6T
Hyperliquid real-world assets	**$0.08T**
CUSTOMER BASE	
Robinhood	28.6M
Hyperliquid	**0.32M**

Hyperliquid's real-world-asset trading is about 0.4% of US cash-equity volume.

Sources: White House remarks, 19 August 2026 (CoinDesk); Payward and Hyperliquid announcements, 26 October 2026; ICE news release, 29 October 2026. Market value: SIFMA 2026 Fact Book (year-end 2025); companiesmarketcap and CoinGecko (12 October 2026). Volume: Rosenblatt ($933.5bn/day × 21 days); Robinhood August 2026 operating data; TradeXYZ (Hyperliquid data). Perp volume is contract value, not cash traded.

Hyperliquid Strategies Inc hypestrat.xyz 10

EXPANDING ECOSYSTEM ROLE

Hyperliquid Strategies Subsidiary Applying to Become an FCM

Support bringing the next evolution of perpetual markets into the US in a permissioned fashion.

Technology Below, a Regulated Stack Above

ALLOWLISTED USERS

Onboarded customers on the deployer's onchain allowlist

DCMs	DCOs	FCMs
Designated contract market	Derivatives clearing organization.	Futures commission merchant

HIP-3* PERMISSIONED MARKETS

The deployer (DCM + DCO) creates, owns and administers the markets and manages the allowlist

HYPERLIQUID · NEUTRAL INFRASTRUCTURE LAYER

HyperCore order book, matching, margining, liquidation and onchain settlement.

Where HSI Sits

- HSI has filed an application to stand up an FCM.
- Supporting the launch of permissioned markets on Hyperliquid through HIP-3*.
- Subject to regulatory approval.

HIP-3* is optional to HIP-3 and strictly additive: the core functionality is an onchain allowlist managed by the deployer.

HIP-3* does not impact existing HIP-3 deployments.

Hyperliquid Strategies Inc hypestrat.xyz 11

Hyperliquid Strategies Quarterly Update September 2026

TREASURY EXPANSION Continued Adding to Our HYPE Treasury Increased to 38.5M HYPE tokens (September 30, 2026), up from 29.3M HYPE tokens at the previous quarter (June 30, 2026) and 12.5M when we launched the company in December 2025. Continue to raise capital through PURR issuance $911M in net proceeds received. 74.6M PURR shares issued. Average net issue price of $12.20. Average net issue mNAV of 1.15x. Driving increase in HYPE token balance and selected PURR buy-backs HYPE: $785M deployed to acquire 9.1M tokens at an average price of $86.44. PURR: $17M deployed to repurchase 2.7M shares at an average of $6.36 per share. Ending the quarter with a strong balance sheet Cash and cash-like instruments balance at $255M. Zero debt. All data on this page reflects activity during the quarter ending September 30, 2026.

NET ASSET VALUE Impact on NAV Increased from $1.9B as of June 2026 to $3.4B as of September 2026 Net Asset Value Bridge ($ in M) 1,873 Net Asset Value (June 2026) +911 Capital Raised (802) Capital Deployed +1,601 Change in Value of HYPE Tokens (172) Change in DTL (8) Other 3,403 Net Asset Value (September 2026) Drivers of the Quarter 82% NAV increase in the quarter Net cash increase of $104.7M $911M raised through PURR issuance against $802M deployed into (i) buying HYPE tokens and (ii) buying back PURR shares. HYPE treasury up $1.6B Tokens held rose from 29.3M to 38.5M, and the HYPE price rose from $65.04 at June 2026 to $90.99 at September 2026. Deferred tax liability increased by ~$172M Reflects the tax effect of the increase in the value of the HYPE treasury. All data on this page as of September 30, 2026. Capital deployed reduces cash and is reflected in the increase in the value of HYPE tokens held; the two are shown separately in the bridge. “Other” comprises any other movements that impacted the net asset value position for the quarter and includes various P&L items recognized during the third quarter.

PURR PERFORMANCE PURR: Outperforming and a Top 3 Treasury Company PURR tracked the HYPE token’s break-out through the first nine months of 2026, and the treasury now ranks third among all digital asset treasury companies in treasury value. PURR SHARE PRICE ($) 1/2/2026 3/2/2026 5/1/2026 7/1/2026 9/1/2026 Top 10 Digital Asset Treasury Companies (Treasury Value, $ in M) RANK TICKER COMPANY COIN TREASURY VALUE 1 MSTR Strategy Inc Class A BTC $65,504.0 2 BMNR BitMine Immersion Technologies Inc ETH 13,841.4 3 PURR Hyperliquid Strategies, Inc HYPE 3,504.1 4 MTPLF Metaplanet Inc. BTC 3,396.7 5 XXI Twenty One Capital, Inc. BTC 3,359.1 6 ASST Strive, Inc. Class A BTC 3,351.2 7 SBET Sharplink, Inc. ETH 2,004.5 8 ZSTK ZeroStack Corp 0G 917.0 9 FWDI Forward Industries Inc. SOL 818.0 10 BTBT Bit Digital, Inc. ETH 647.1 Note: ranked by the market value of treasury coin holdings. Note: PURR share price in US dollars, 2 January to 30 October 2026. Ranking by the market value of treasury holdings. Source: Yahoo Finance share price data; Chardan digital asset treasury company screen as of October 26, 2026.

Hyperliquid Strategies Financial Performance Quarterly Update September 2026

INCOME STATEMENT

Quarterly Financial Performance: Income Statement

	For the 3 Months Ended:					12 Mts Ended
$M	9/30/25	12/31/25	3/31/26	6/30/26	9/30/26	9/30/26
Interest Income	- - -	$0.9	$1.0	$0.8	$1.0	$3.7
Staking and validator commission revenue	- - -	0.5	2.6	6.3	12.3	21.7
Unrealized Gain / Loss on HYPE	- - -	(93.2)	198.4	604.6	803.0	1,512.8
Loss on HYPE Contributed	(13.4)	(155.8)	- - -	- - -	- - -	(155.8)
Other	- - -	- - -	0.3	(0.4)	(0.5)	(0.6)
Treasury Strategy Income / (Loss) (a)	**(13.4)**	**(247.6)**	**202.4**	**611.4**	**815.8**	**1,382.0**
SG&A & R&D	- - -	(2.6)	(7.2)	(4.2)	(7.6)	(21.6)
IPR&D Write Off	- - -	(35.6)	- - -	- - -	- - -	(35.6)
Other Expense (b)	- - -	(0.9)	(0.1)	(13.3)	(15.3)	(29.6)
Income / (Loss) Before Income Taxes	**(13.4)**	**(286.7)**	**195.2**	**593.9**	**792.9**	**1,295.3**
Provision for Income Taxes	- - -	(17.8)	(42.7)	(123.0)	(172.3)	(355.8)
Net Income / (Loss)	**$(13.4)**	**$(304.5)**	**$152.5**	**$470.9**	**$620.6**	**$939.5**

(a) This item is a non-GAAP measure. Please refer to "Non-GAAP Information" on slide 3 for further information.
(b) Primarily non-cash expense in connection with the ELOC facility.

Quarterly Results

- **Staking and validator commission revenue:** staking rewards on (100% of) HYPE tokens staked.
- **Unrealized Gain: $803m gain on HYPE tokens for the quarter ended September 30, 2026**
- **Provision for Income Taxes:** primarily net increase in Deferred Tax Liability for the period.
- **Other Expense:** primarily driven by an expense recognized for the difference between issuance price and settlement price on the equity we issued.

Last Twelve Months*

- **Loss on HYPE Contributed:** loss related to the decline in HYPE tokens value from initial commitment (July 2025) up to transaction completion (December 2, 2025).
- **IPR&D Write Off:** 100% write-off of "excess purchase price" created in asset acquisition of legacy business.

* Note: the Company completed its business combination transaction on December 2, 2025.

Hyperliquid Strategies Inc hypestrat.xyz 17

BALANCE SHEET Quarterly Financial Performance: Balance Sheet As of 6/30/26 As of 9/30/26 $M Amount % of Total Amount % of Total % Change Cash and Cash-Like Instruments $149.9 7.3% $254.6 6.8% 69.8% Other Current Assets 2.5 0.1 1.4 0.0 (42.8) Total Current Assets 152.4 7.4 256.0 6.8 68.0 HYPE Digital Assets 1,904.1 92.4 3,505.3 93.1 84.1 Other Assets 3.5 0.2 3.0 0.1 (14.5) Total Assets $2,060.0 100.0% $3,764.3 100.0% 82.7% Accounts Payable $1.2 0.1% $1.6 0.0% 37.2% Other Current Liabilities 2.5 0.1 4.5 0.1 81.5 Total Current Liabilities 3.7 0.2 6.1 0.2 67.1 Deferred Tax Liability 183.5 8.9% 355.2 9.4% 93.6% Total Liabilities 187.1 9.1 361.3 9.6 93.1 Stockholders’ Equity 1,872.9 90.9 3,403.0 90.4 81.7 Total Liabilities and Equity $2,060.0 100.0% $3,764.3 100.0% 82.7% BASIS OF PRESENTATION Cash and Cash-Like Instruments: balance post deployment of treasury strategy for the period, primarily invested in treasury bills and money market funds. HYPE Tokens: 38.5M tokens held at $90.99 per HYPE token (as of September 30, 2026). Zero debt. Deferred Tax Liability: based on $90.99 per HYPE token.

Q&A

Appendix Additional Financial Information

TOKEN POSITION Quarterly Financial Performance: HYPE Tokens Held As Of: Change Completion - 9/30/26 Change Completion - Current HYPE Tokens Held Review Completion 12/31/25 3/31/26 6/30/26 9/30/26 Current $ / # % $ / # % Tokens Received At Completion (a) 12.518 12.518 12.518 12.518 12.518 12.518 - - - - - - - - - - - - Tokens Acquired - - - 0.321 6.211 16.538 25.616 25.900 25.616 NM 25.900 NM Validator Tokens - - - - - - - - - 0.001 0.003 0.003 0.003 NM 0.003 NM Staking Rewards - - - 0.019 0.103 0.220 0.390 0.454 0.390 NM 0.454 NM Amount of Tokens Held (M) 12.518 12.858 18.831 29.276 38.526 38.874 26.009 207.8% 26.357 210.6% Value of Tokens Held ($M) $411.3 $327.6 $689.2 $1,904.1 $3,505.5 $3,458.3 $3,094.2 752.2% $3,046.9 740.8% Per Token ($) 32.86 25.48 36.60 65.04 90.99 88.96 58.13 176.9 56.10 170.7 Token Acquisition Cost ($M) $580.5 $590.0 $753.1 $1,363.3 $2,160.4 $2,190.7 $1,579.9 272.2% $1,610.2 277.4% Per Token ($) 46.37 45.88 39.99 46.57 56.07 56.35 9.70 20.9 9.98 21.5 Information in “Current” column as of October 29, 2026 for Tokens Acquired and Staking Rewards. Period columns as of the date shown. (a) Represents HYPE tokens contributed as part of PIPE financing completed on December 2, 2025.

SHARE COUNT Quarterly Financial Performance: Fully Diluted Shares At Completion As of 12/31/25 As of 3/31/26 As of 6/30/26 As of 9/30/26 Current Basic Shares 127,034,605 124,093,048 124,220,108 200,803,058 273,677,464 277,246,176 Preferred Shares (a) 26,587,647 26,587,647 26,587,647 26,587,647 26,587,647 23,753,935 Sub-Total 153,622,252 150,680,695 150,807,755 227,390,705 300,265,111 301,000,111 Dilutive Securities 19,048 - - - - - - 254,699 2,761,591 2,773,971 Fully Diluted Shares 153,641,300 150,680,695 150,807,755 227,645,404 303,026,702 303,774,082 Based on 166,172.8 preferred shares with stated value of $1,000 per preferred share converted at $6.25 per preferred share, adjusted for conversion of 17,710.7 preferred shares in the current column. Information in “Current” column as of October 29, 2026. Dilutive securities include impact of warrants assuming cashless exercise. Does not show impact of RSUs. Non-GAAP calculation of Dilutive Securities for illustrative purposes.

WARRANTS

Quarterly Financial Performance: Warrant Summary

		As of 3/31/26		As of 6/30/26		As of 9/30/26		Current	
	Exercise Price	# of Units	Dilutive Impact	# of Units	Dilutive Impact	# of Units	Dilutive Impact	# of Units	Dilutive Impact
At Period-End Share Price:			**$3.56**		**$7.87**		**$12.27**		**$12.29**
Legacy Warrants	> $47.00	26,480	- - -	26,480	- - -	26,480	- - -	26,480	- - -
Common stock warrants November 2024	22.50	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -
Common stock PIPE warrants December 2024	10.50	- - -	- - -	- - -	- - -	- - -	- - -	- - -	- - -
2025 Bridge Financing Warrants - 200% Coverage	6.25	640,000	- - -	640,000	131,741	640,000	314,002	640,000	314,532
2025 PIPE Financing Warrants	6.25	1,760,001	- - -	597,333	122,958	597,333	293,068	597,333	293,563
Sponsor 1.5x Warrants	9.38	9,131,600	- - -	9,131,600	- - -	9,131,600	2,154,522	9,131,600	2,165,876
Sponsor 2.0x Warrants	12.50	9,131,600	- - -	9,131,600	- - -	9,131,600	- - -	9,131,600	- - -
Sponsor 3.0x Warrants	18.75	9,131,600	- - -	9,131,600	- - -	9,131,600	- - -	9,131,600	- - -
Total		**29,821,281**	**- - -**	**28,658,613**	**254,699**	**28,658,613**	**2,761,591**	**28,658,613**	**2,773,971**

Information in "Current" column as of October 29, 2026. Period columns as of the date shown. Dilutive impact of warrants based on cashless exercise.

Non-GAAP calculation of Dilutive Impact for illustrative purposes.

Hyperliquid Strategies Inc hypestrat.xyz 23

Appendix Additional Information on Hyperliquid Strategies

TREASURY STRATEGY

Hyperliquid Strategies: Premier Digital Asset Treasury Platform

HSI is currently the largest HYPE DAT, providing capital efficient and productive access to the HYPE token

Treasury Strategy to Create Shareholder Value	
Provide Access	• Difficult for retail and sophisticated investors to buy HYPE tokens (restrictions & availability) • HSI, as a publicly traded, regulated entity, is the easiest and most efficient way to gain exposure to the HYPE token
Capital Efficient	• Access to deep pools of capital, sophisticated financial instruments • HSI aims to provide compounding returns individual investors may not be able replicate
Yield Generation	• Not just a ‘buy and hold’ HYPE token strategy • HSI stakes substantially all of its HYPE tokens to provide stable yield, a majority through the HSIxUNIT validator
Market Leader	• Currently the largest public DAT vehicle for the accumulation of HYPE tokens • Initial 12.5M HYPE tokens and $300M in cash; current 38.9M HYPE tokens* and $245M in cash*, no debt.
Deep Engagement	• Fostered through substantial HYPE token holdings, an active governance role, and DeFi initiatives • HSI is closely aligned with Hyperliquid’s long-term growth and development

* As of October 28, 2026.

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LEADERSHIP AND PARTNERS Hyperliquid Strategies: Experienced Team and Strategic Partners Distinguished Leadership Bob Diamond CHAIRMAN Bob Diamond is the Founding Partner and CEO of Atlas Merchant Capital, previously serving as the CEO of Barclays David Schamis CHIEF EXECUTIVE OFFICER BOARD MEMBER David Schamis is the Founding Partner and CIO of Atlas Merchant Capital Eric Rosengren BOARD MEMBER Former President of the Boston Fed Larry Leibowitz BOARD MEMBER Former Member of Management Committee Tom King BOARD MEMBER Former Member of Executive Committee Strategic Partners Jeff Sonnenfeld BOARD MEMBER Senior Associate Dean for Leadership Studies

TREASURY FRAMEWORK Hyperliquid Strategies: Treasury Strategy Framework Treasury Action General Condition Sell PURR mNAV > Target Ratio Buy PURR mNAV < Target Ratio Buy HYPE Fundamental Value > Current Price Sell HYPE Fundamental Value < Current Price Subject to various factors including: Working capital balance and requirements. General market conditions. Liquidity, volatility and trading volumes. Specific factors (announcements, black-out periods, and other factors). Note: mNAV is defined as market capitalization as a multiple of net asset value (stockholders’ equity).

Appendix Additional Information on Hyperliquid

THE PROTOCOL

Hyperliquid: Blockchain and Decentralized Exchange

Decentralized, permissionless, and community-driven high performance blockchain built to house all of finance

Hyperliquid

Unique custom-built interdependent blockchain architecture

HyperBFT
- Consensus algorithm
- Decentralized validators produce blocks proportionally to staked HYPE (proof of stake)
- Provides the consistency and sub-second transaction finality needed for seamless and rapid trading

HyperCore
- Execution layer
- The fundamental building blocks and core functionalities (primitives) designed from the ground up
- Houses the fully transparent on-chain order book and liquidity engine

HyperEVM
- Smart contract layer
- Allows developers to build more complex applications to interact with the building blocks on HyperCore
- Turns the Hyperliquid Blockchain into a general purpose and programmable DeFi platform

Performant L1 blockchain
- Custom built and optimized from first principles
- Decentralized, fully on-chain performant financial system
- Vertically integrates consensus, execution, and smart contracts unified under one validator set
- Highly scalable, reliable execution that is fast, liquid, and transparent

Seamless Interoperability
- HyperCore (special purpose) and HyperEVM (general purpose) exist as a shared state, secured by HyperBFT
- Seamless interoperability allows for boundless innovation catering to a wide range of use cases

Decentralized Exchange Built on the Hyperliquid Blockchain

Decentralized Trading
- Fully on-chain orderbook with sub-second execution and deep liquidity
- Combining speed of execution with on-chain transparency

Accessible through Various User Interfaces and Front-Ends
- Including the Hyperliquid user interface (app.hyperliquid.xyz)
- User interfaces have no involvement in the execution of transactions

Non-Custodial Wallet Access

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NATIVE TOKEN

HYPE: The Hyperliquid Blockchain's Native Token

A versatile foundational asset that powers the decentralized Hyperliquid ecosystem.

Governance

01

Holders participate in decentralized governance, by voting on protocol upgrades, feature enhancements, and other platform decisions

Liquidity Provision

02

HYPE tokens can be deposited into the Hyperliquid Liquidity Provider vault, earning holders a share of trading fees and aligning their interests with network liquidity.

Fees

03

The HYPE token is used to pay for transactions and advanced operations on the Hyperliquid Blockchain, with deflationary burn provisions in-place

Staking Rewards

04

Holders can stake HYPE to earn rewards and secure the Hyperliquid Blockchain, aligning their interests with the platform's stability, security, and growth

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APPENDIX

HYPE: Token Allocation at TGE


6.00%
38.80%
23.80%
31.00%

Future Emissions / Community Rewards	38.80%
Genesis Distribution	31.00%
Core Contributors	23.80%
Hyper Foundation	6.00%
Community Grants	0.20%
HIP-2 Allocation	0.20%

- Maximum supply of ~1 billion HYPE tokens
- The HYPE token is the native gas token for HyperEVM, with base fees and priority fees being burned for every transaction
- Currently, 99% of fees generated by the protocol are allocated to the Assistance Fund, which automatically purchases HYPE tokens from the open market
- The HYPE tokens acquired by the Assistance Fund are burnt and permanently removed from circulation
- The fixed total supply and the protocol's burning mechanisms are generally expected to result in a decline in the supply of HYPE tokens over time, contributing to a deflationary trend

Source: Artemis Analytics, Galaxy Research.

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APPENDIX HYPE: Summary of Token Supply Tokens Categories # (M) % Value ($B) Notes Initial Supply 1,000 Maximum token amount. Future Emissions & Community Rewards (410) May become part of OTS in the future. Hyper Foundation (61) May become part of OTS in the future. Assistance Fund (48) Permanently burnt. Community Grants (3) May become part of OTS in the future. HyperCore & HyperEVM Fees (2) Permanently burnt. Outstanding Token Supply (OTS) 476 100.0% $42.4 Of Which:   Core Contributors 238 50.0% 21.2 Tokens held by team members.   Circulating Token Supply 238 50.0% 21.2 Note: Token supply as of October 29, 2026. Value based on October 29, 2026 HYPE token price of $88.96.